UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08649
EII Realty Securities Trust
(Exact name of registrant as specified in charter)
640 Fifth Avenue, 8th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)
Richard J. Adler
640 Fifth Avenue, 8th Floor
New York, NY 10019
(Name and address of agent for service)
registrant’s telephone number, including area code: 212-735-9500
Date of fiscal year end: June 30
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.
The Report to Shareholders is attached herewith.

December 31, 2010
Semi-Annual Report

888-323-8912

E.I.I. REALTY SECURITIES TRUST

Table of Contents

Letter to Shareholders	1

Portfolio Sectors	12

Disclosure of Fund Expenses	13

Schedules of Investments	14

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to the Financial Statements	30

Additional Information	37

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund’s objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by BNY Mellon Distributors Inc. 760 Moore Rd., King of Prussia, PA 19406.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

December 31, 2010

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended December 31, 2010, the E.I.I. Realty Securities Fund rose 20.4% on a per share basis compared to 21.1% for the FTSE/NAREIT Equity Index. For the calendar year ending December 31, the fund rose 27.5% compared to the Index gain of 28.0%.

2010 marked the 50th Anniversary of the signing into law US Real Estate Investment Trust (REITs) legislation, and there was no better way to mark this milestone than to see REITs achieve a remarkable +28% total return for 2010 as measured by the FTSE NAREIT Equity REITs Index. What makes this even more impressive is that it came on the heels of 2009’s +28% return. For the calendar year the REIT market’s performance was nearly double the S&P 500’s (+28% vs +15%). The strong performance is driven by the fact that operating conditions for commercial real estate have started to stabilize and REITs continue to show their capital markets acumen. Capital markets have benefitted from the further implementation of quantitative easing (“QE2”) by the Federal Reserve, and from the stimulative fiscal policy at year-end from the extension of the Bush tax cuts. These macro economic maneuvers have resulted in rising interest rates, but REITs have also benefitted from this “reflation” trade by their inflation hedge characteristics. With increased demand for their securities, REITs are transitioning from playing defense to playing offense, as they begin to use their capital to acquire property rather than just to de-lever.

2010 marked a year of stabilization for commercial real estate in general and REITs in particular. REITs tend to be over-weighted in larger metros and more dominant trade areas, thus they are seeing better improvements in their operating results than can be gleaned from national or regional statistics. Most property sectors started to see vacancy levels fall in 2010. Like most of corporate America, top line revenues for REITs were highly constrained, and earnings growth has been driven by operating expense savings and lower refinancing costs.

New offerings of debt and equity approaching staggering levels. REITs raised $22 billion of equity in the full year with over $9 billion coming in the fourth quarter alone. Looking out to 2011, internal growth for several property sectors is expected to benefit from top line revenue growth, and if operating margins can remain constant or possibly improve, there may be upside to earnings estimates. 2010 ended up as a very acquisitive year in most of the major property types. REITs committed to roughly $38 billion of acquisitions for the year and most of the activity was funded with equity or on a “leverage neutral” basis — a testament to the lessons learned during the credit crisis. There were several “company transforming” transactions, including the re-emergence of General Growth Properties from bankruptcy, Ventas, Inc’s proposed acquisition of Atria Healthcare and HCP Inc’s proposed purchase of Manor Care.

Apartments:  The apartment sector’s performance significantly exceeded our expectations in 2010, partly due to a weakening for-sale housing market and continued reduction in the homeownership rate. Cap rates compressed over the year, most significantly in coastal markets, ranging from around 6.5%-7.0% to more recent deals getting done in the mid-to-high 4% range. Non-coastal markets experienced slightly less compression to the 5.0% range. Many markets saw occupancies reach their highest levels since 2007, allowing landlords to push rents. Although revenue growth for the property sector was -0.6% in 2010, it’s expected to swing positive and increase to +5.6% for 2011. Given the strong demand, improving occupancies and increasing rental rates, we believe the U.S. apartment sector is in good shape and poised to deliver several years of strong performance.

Storage:  The storage sector experienced a reasonable recovery during 2010. The property type is generally considered defensive due to its low correlation to macro indicators, but its short leases allowed the sector to benefit from the current economic recovery. Operating results are improving on strengthening fundamentals and softer comparisons. There is very little new supply, and on the demand side, rentals and vacates have mostly returned to normalized levels, while absorption is relatively modest.

Lodging:  In 2010, the lodging sector benefitted from a faster than expected recovery. The strong growth in corporate profits and solid improvement in leading economic measures restored confidence in business and group travel. Additionally, a recovery, albeit more subtle, in air travel and employment supported the industry’s turnaround. These macro drivers helped showcase the advantages of a short-lease cycle. The positive macro improvement and relatively easy comparisons led to a 20-year high in demand growth, which offset supply growth that is trending downward, but is slightly firmer than anticipated. Occupancy is up 5.7% year-to-date through November according to Smith Travel Research (STR) and responsible for more

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2010

than 100% of the YTD RevPAR growth. Looking forward, rate increases (ADR) are expected to drive the majority of the further gains at the property level, and external growth through acquisitions will remain an important part of the sector’s story.

Regional Malls:  Retail sales posted a very strong recovery in 2010 — well ahead of expectations. As a result, demand for space from retailers in mall portfolios firmed and pricing flexibility improved. After eight quarters of negative comparisons, mall sector occupancy comparisons turned positive in 4Q09, and the trend continued to improve throughout 2010 with sector occupancy up approximately 1.5% in 2H10. Same-center net operating income (NOI) and pricing flexibility improved as the year progressed. In addition, expected tenant failures appear in check — excluding the books category, where store closings are likely. Lastly, new supply is nonexistent, which supports the overall sector recovery theme.

Shopping Centers:  Occupancy turned positive early in 2010. In addition, same-center NOI turned positive in 2Q10 with a relatively modest improvement. Unlike the mall sector, shopping centers could see a higher level of seasonal bankruptcies and also retailers closing unproductive stores, which does not appear to be factored in to current stock prices. This space appears to be overbuilt indicating that continued weakness is a concern. Given the softer internal outlook coupled with limited external investment opportunities, we expect funds from operations (FFO) growth to be more limited than other property sectors where internal performance appears to be recovering more quickly.

Healthcare:  Portfolio fundamentals have held up relatively well for healthcare REIT operators given that services provided in healthcare facilities are relatively non-cyclical. The exception is the private pay senior housing segment where occupancy had been pressured in the economic downturn, but is now recovering. There is concern over Medicare and Medicaid funding to nursing home operators driven by Federal and State government budgetary concerns. As a result, company exposure to nursing home investments could become a sector theme.

Office:  The US office market continued to show signs of recovery in 2010, reporting positive net absorption for the year. While job growth remained anemic across most parts of the country, an increase in corporate confidence drove increased leasing activity. According to Jones Lang LaSalle, the national vacancy rate fell slightly in 2010 to 18.5% and by year-end rents stopped falling. Vacancy rates in prime central business district (CBD) markets are closer to 15%, while the suburbs average 20%. The markets that are closest to equilibrium are New York and Washington DC, followed by San Francisco and Boston. Vacancy for US office REITs stabilized at about 10% in 2010, much better than national averages due to better management, markets and properties. Property NOI was down roughly 3% in 2010 versus 2009, due to lower occupancy and rental comparisons. Private market cap rates for prime CBD markets have compressed about 100-150 bps in 2010, to roughly 6.0%, sending values up nearly 20%. We estimate office values remain 20%-25% below prior peak. Value for suburban markets haven’t recovered much yet, and transactions are just beginning to occur. Overall, the group appears fairly well positioned for the recovery.

Industrial:  The global credit crunch and sharp decline in global trade had an outsized impact on demand for industrial real estate. Macroeconomic indicators like trade, inventories, and industrial production plunged at a rate 2-3x the decline in GDP. Consequently, vacancies rose 5-6%, and rents fell 15% from peak. The national vacancy rate has stabilized in 2010 at about 14% according to CBRE and is showing signs of declining heading into 2011. While vacancy stabilized, rents rolled down approximately 10% for US REITs driving 2010 NOI down 4% versus 2009. Coastal markets such as Southern California, Houston, Northern New Jersey, Savannah, and Miami started to recover first and should see rents firm in 2011. Transaction volumes started slowly but picked up pace in the second half of the year. As a result, cap rates compressed about 150 bps to a range of 6.0-7.5%. Pricing for prime industrial assets is about 50-75 bps below prior peak. Pricing for secondary markets, or class B product, hasn’t recovered yet, but could see capital flows given an excess of buyers.

The appeal of REITs as an asset class is likely to persist through 2011 and potentially beyond in our view, as they embody several important characteristics that are highly valued by retail and institutional investors alike. The demand for yield is a broad-based theme that should remain in place, barring a material spike in interest rates and a major re-pricing of fixed-income securities, which we view as a fairly low probability in the intermediate term. On a similar note, the quality of REIT cash flows has been improving with the overall health of the economy, and thus the quality of dividends has improved. The fundamentals in place for commercial real estate are also such that speculative development is not economically feasible and even the most aggressive developers will be sidelined by financial institutions that do not have the appetite to finance new

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund (continued)

December 31, 2010

projects. Thus, with the risk of excess supply several years away, REITs do provide inflation protection to the extent that this particular risk factor gains momentum.

We believe the internally generated growth drivers for most REIT property sectors will reach an inflection point in 2011 with annual “same store” operating income turning positive for the first time since 2008. Though there was some disappointment that more distress acquisitions have not been forthcoming, 2011 should prove to be a more acquisitive year than 2010 as over-extended borrowers will continue to have limited options and improved pricing should cause the bid/ask spread on assets to narrow. REIT valuations are attractive given the above trend cash flow growth that can be achieved over the next two years, following the trough reached in 2010. We estimate that REITs are currently trading at a 13% premium to NAV and 15x forward FFO, which does not appear unreasonable during the growth phase of the economic and real estate cycle. Our total return target for 2011 is +10-12%, with the belief that REITs’ growth plus dividend formula will remain in favor for a third straight year.

We thank you for the trust you have placed in us.

Sincerely,

Richard J. Adler
President

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities — Institutional Shares

December 31, 2010
(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Realty Securities Fund and the FTSE NAREIT Equity Index(1) and the Wilshire Real Estate Securities Index(1) From Inception (June 11, 1998) through December 31, 2010

An index is a unmanaged and does not include account charges, fees and other expenses.

	Returns for the Periods Ended December 31, 2010
		Average Annual Total Return
	Six**	One**	Five	Ten	Since
	Month	Year	Years	Years	Inception*

E.I.I. Realty Securities Fund	20.46%	27.46%	3.04%	9.73%	8.95%
FTSE NAREIT Equity Index(1)	21.22%	27.96%	3.04%	10.77%	9.09%
Wilshire Real Estate Securities Index(1)	22.51%	29.12%	2.30%	10.35%	9.22%

*	Inception date was June 11, 1998.
**	Due to recent market condition, the Fund has experienced relatively high performance which may not be sustainable or repeated in the future.
(1)	For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.
The Fund’s gross expense ratio is 1.78% as stated in the current prospectus.
The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

December 31, 2010
(unaudited)

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended December 31, 2010 the E.I.I. International Property Fund rose 30.2% on a per share basis compared to an increase of 28.3% for the EPRA Developed ex-US Index. For the calendar year 2009 the fund returned 17.7% verses 16.0% for the index. Assets in the fund totaled $602.2 million at the end of the period.

The economic recovery that began in 2009 following the financial crisis induced recession continued in 2010, but at an uneven pace. Developed countries experienced slower than normal cyclical recoveries which sputtered under the burden of continued deleveraging, with the crisis spreading to sovereign debt issuers in peripheral Europe, resulting in highly stimulative monetary and fiscal policies. These divergent trends were manifest in Europe and Asia, the regions in which the fund is invested. Growth in emerging economies, particularly in Asia, resumed at high single digits and was sufficient to engender monetary tightening, often with a focus on the property sector. Property securities fared well, but the uneven global recovery trends made for some counterintuitive results. European property stocks rose 32.0% in the six month period and 9.2% for the calendar year. Asian property stocks rose 27.1% for the period and 17.2% for the year as measured by the regional EPRA indexes. The property stocks in Europe benefitting from the fact that there are few traded issues in the “PIIGS” countries where much of the economic austerity was being imposed. Asian property stocks lagged somewhat as the effects of policy tightening is being discounted.

In Europe, the UK market continues to defy the experts as demand for office and retail space outpaces supply, with office rates rising over 30% in key London locations. Retail sales were at record levels during the quarter but some of this could be attributed to sales “borrowed” from next year in light of the increase in the VAT tax from 17.5% to 20% in January. Property buyers around the world have converged on the London property market in an attempt to buy commercial office and retail space before it gets even more expensive. Transaction volume in commercial property rose 33% to £9.9 billion for 2010 and foreign investors accounted for 66% of the transactions. The announcement of some speculative new development is a concern. Though London has vastly improved, the stress of oversupply and weak demand remains in the outlying markets, and we would expect more distressed real estate to affect market pricing in these sub-markets over the coming year. In France rental rates for office and retail properties continue to firm in the face of dwindling supply and, unlike London, there are no meaningful additions to supply on the horizon. Also unlike London, tenant activity has been relatively subdued for most of the year and has only recently begun to improve. The economic recovery in Europe is clearly being led by Germany and the major real estate markets within the country are stabilizing after suffering from the previous cycle’s excess capacity. There is a lack of new supply, so the current soft commercial rental market could improve quickly if the growth in the economy continues at its current pace. Global investors seeking to get positioned for the recovery in the property sector have been frustrated by the high valuations and relatively weak quality of the existing companies. Non-euro markets like Switzerland and Sweden attracted international investor capital throughout the first three quarters of the year and the companies in these markets are trading well above their underlying valuations as a result. However, during the fourth quarter, most of these companies substantially under-performed their euro-based peers as valuations for the non-euro companies became excessive.

Asian real estate was significantly impacted by public policy. The Japanese Central bank committed substantial capital to purchase $60 billion of various financial assets, including JREIT shares and debt. At a late October policy meeting, the government decided to allocate at least $600 million to the purchase of JREIT shares in particular and this has led to a surge in share prices for this relatively illiquid group. In China the anti-development initiatives taken throughout the year slowed the progression of prices and sales volumes until December, when developers reported record sales — and price increases. We should note that local governments in the major cities in China are considering implementing residential property taxes in order to profit from land price appreciation as well as to stem the pace of price increases for housing. This has created significant uncertainty in the sector and as a result, property companies are trading at discounts to NAV that are as high as 50%. The office sector in the major cities of Beijing and Shanghai has improved sharply over the past 12 months with rents rising 13-16% and vacancy rates that had reached the 25% level falling to mid-teens. As the government is not concerned about rental growth in the commercial property sector, we would expect more development activity will emerge as conditions continue to improve. Retail property remains our primary target market in China as the lack of space, rising demand and availability of financing make this sector the most attractive. In Hong Kong the government announced measures aimed at reducing demand for housing, but given the current negative real interest rates and high employment and income that most HK residents enjoy, they are swimming against the tide. However, vacancy rates in the most marginal of locations have declined, putting more upward pressure on better quality locations during the quarter. Rental rates rose over 30% in 2010 and are expected to increase at least 20% in 2011. In Singapore GDP growth was a surprising 14.7%, prompting measures to be introduced by the government to slow home property price increases. The Singapore office market continues to improve as

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund (continued)

December 31, 2010
(unaudited)

increased tenant activity is driving rates steadily higher — up 10% during the fourth quarter over the previous quarter and up 22% over last year. These rental rate increases have occurred despite the surge in new developments which will begin to deliver over the next 3-4 years. Investor demand for Singapore real estate was especially strong in 2010, rising 600% over the previous year. In Australia Despite the steady rise in interest rates by the RBA (up 100 bps in 2010 to 4.75%), unemployment fell during the fourth quarter to 5.0%, down from its most recent peak of 5.8% in mid-2009. As in other markets throughout the region, property prices have risen ahead of the share prices for the Australian REITs, which are now trading at discounts to NAV of 10-20% and dividend yields as high as 8% in the case of the largest REIT.

The market turbulence of the past 12 months is expected to carry over into 2011 as the major macro-economic and political issues that have affected investor and consumer sentiment have not been resolved. Negative real interest rates in many markets in Asia have driven economic growth and consumption to inflation-provoking levels, and Central Bankers stand ready to raise interest rates to limit the spread of inflation. Consequently, growth rates in emerging Asian markets like India, Indonesia and the Philippines could be held back by rising costs of capital. The European governments are attempting to repair their balance sheets with reduced public spending, and this should also dampen the prospects for economic growth. However, the massive amounts of liquidity that have been amassed in the major Asian markets are beginning to flow into the developed markets, and this could help mitigate the costs of capital and lack of liquidity in Europe in particular. At the end of the year, Korean pension funds and Chinese banks were beginning to fill the void left by European banks, especially in the property sector.

The events of the past 12 months have had a widely varying impact on the global property sector, most of which have been favorable. While property remains a popular asset class for investors seeking current income and an inflation hedge, the surfeit of bad loans in many bank portfolios around the world makes it one of the least favorable asset classes for lenders and the governments that guaranteed such loans. As a result, lenders are unwilling to finance speculative development and have tightened lending restrictions for all borrowers — real estate lenders simply do not want any more exposure to the sector. Since most markets around the world are in supply/demand equilibrium, even modest global growth will result in pressure on rental rates. This explains the recent surge in demand for commercial property globally. In Asia more restrictive government policies are causing property stocks to trade at discounts to NAV of as much as 50%. In Europe property stocks are moving ahead of expected improvements in the underlying real estate.

We are encouraged by the attractive property company valuations and even more excited about the property sector’s prospects for recovery given the diminishing available supply in many of our key markets. Though we do expect interest rates to rise over the next several quarters in many markets, rising interest rates will be less consequential to share price development than the rapidly improving supply/demand fundamentals as has already been demonstrated in the London office market. It is also clear that share price performance in the property sector will be much more dependent than ever on stock selection as the general recovery in the markets since the Lehman debacle has already occurred.

We thank you for the trust you have placed in us.

Sincerely,

Richard J. Adler
Managing Director

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund — Institutional Shares

December 31, 2010
(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. International Property Fund, the FTSE EPRA / NAREIT Developed ex-US Index(1) and the 60/40 Custom Benchmark(2) From Inception (July 1, 2004) through
December 31, 2010

Note:	(1)	FTSE EPRA / NAREIT Developed ex US Index in USD
	(2)	FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund. An index is a unmanaged and does not include account charges, fees and other expenses.

	Returns for the Periods Ended
	December 31, 2010
		Average Annual Total Return
	Six**	One	Five	Since
	Month	Year	Years	Inception*

E.I.I. International Property Fund	30.16%	17.65%	6.38%	12.03%
60/40 Custom Benchmark(1)	30.35%	12.72%	1.64%	7.68%
FTSE EPRA / NAREIT Developed ex-US Index(2)	28.27%	16.01%	3.19%	9.17%

*	Inception date was July 1, 2004.
**	Due to recent market condition, the Fund has experienced relatively high performance which may not be sustainable or repeated in the future.
(1)	FTSE EPRA / NAREIT Developed Europe Index 60% and FTSE EPRA / NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund.
(2)	FTSE EPRA / NAREIT Developed ex-US Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

The Fund’s gross expense ratio is 1.05% as stated in the current prospectus.

The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

December 31, 2010
(unaudited)

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended December 31, 2010 the E.I.I. Global Property Fund rose 23.8% on a per share basis compared to an increase of 25.7% for the EPRA/NAREIT Developed Index. For the calendar year 2009 the fund returned 17.7% verses 20.4% for the index. Assets in the fund totaled $309.2 million at the end of the period.

The economic recovery that began in 2009 following the financial crisis induced recession continued in 2010, but at an uneven pace. Developed countries experienced slower than normal cyclical recoveries which sputtered under the burden of continued deleveraging, with the crisis spreading to sovereign debt issuers in peripheral Europe, resulting in highly stimulative monetary and fiscal policies. Growth in emerging economies, particularly in Asia, resumed at high single digits and was sufficient to engender monetary tightening, often with a focus on the property sector. Property securities fared well, but the uneven global recovery trends made for some counterintuitive results. The best performance was in the US with the NAREIT Equity Index rising 21.1% in the period and 28.0% for the calendar year. The property stocks in Europe rose 32.0% for the period and 9.2% for the year, benefitting from the fact that there are few traded issues in the “PIIGS” countries where much of the economic austerity was being imposed. Asian property stocks rose 27.1% for the period and 17.2% for the year, lagging somewhat as the effects of policy tightening is being discounted.

U.S.:  2010 marked the 50th Anniversary of the signing into law of US REIT legislation, and there was no better way to mark this milestone than to see REITs achieve a remarkable +28% total return. Interest rates dropped precipitously in the early part of the year, providing REITs with a “tri-fecta” opportunity. First, the low interest rate environment caused dividend yield to trump earnings growth favoring REITs. Second, REITs refinanced debt at unbelievably attractive financing costs. Third, the sharp drop in interest rates led to lower capitalization rates and marked improvements in net asset values (NAV), which validated pricing and enabled companies to fund acquisitions with equity and on an NAV accretive basis. Property shares move ahead of the underlying real estate. 2010 marked a year of stabilization for US commercial real estate in general and REITs in particular. REITs tend to be over-weighted in larger metros and more dominant trade areas, thus they are seeing better improvements in their operating results than can be gleaned from national or regional statistics. Most property sectors started to see vacancy levels fall in 2010. Not unlike most of corporate America, top line revenues for REITs were highly constrained over the past twelve months, and earnings growth was driven by operating expense savings and lower refinancing costs. REITs raised over $22 billion in new equity, and completed $38 billion in acquisitions.

Europe:  UK market continues to defy the experts as demand for office and retail space outpaces supply, with office rates rising over 30% in key London locations. Retail sales were at record levels during the quarter but some of this could be attributed to sales “borrowed” from next year in light of the increase in the VAT tax from 17.5% to 20% in January. Property buyers around the world have converged on the London property market in an attempt to buy commercial office and retail space before it gets even more expensive. Transaction volume in commercial property rose 33% to £9.9 billion for 2010 and foreign investors accounted for 66% of the transactions. The announcement of some speculative new development is a concern. Though London has vastly improved, the stress of oversupply and weak demand remains in the outlying markets, and we would expect more distressed real estate to affect market pricing in these sub-markets over the coming year. In France rental rates for office and retail properties continue to firm in the face of dwindling supply and, unlike London, there are no meaningful additions to supply on the horizon. Also unlike London, tenant activity has been relatively subdued for most of the year and has only recently begun to improve. The economic recovery in Europe is clearly being led by Germany and the major real estate markets within the country are stabilizing after suffering from the previous cycle’s excess capacity. There is a lack of new supply, so the current soft commercial rental market could improve quickly if the growth in the economy continues at its current pace. Global investors seeking to get positioned for the recovery in the property sector have been frustrated by the high valuations and relatively weak quality of the existing companies. Non-euro markets like Switzerland and Sweden attracted international investor capital throughout the first three quarters of the year and the companies in these markets are trading well above their underlying valuations as a result. However, during the fourth quarter, most of these companies substantially under-performed their euro-based peers as valuations for the non-euro companies became excessive.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2010
(unaudited)

Asia:  Asian real estate was significantly impacted by public policy. The Japanese Central bank committed substantial capital to purchase $60 billion of various financial assets, including JREIT shares and debt. At a late October policy meeting, the government decided to allocate at least $600 million to the purchase of JREIT shares in particular and this has led to a surge in share prices for this relatively illiquid group. In China the anti-development initiatives taken throughout the year slowed the progression of prices and sales volumes until December, when developers reported record sales — and price increases. We should note that local governments in the major cities in China are considering implementing residential property taxes in order to profit from land price appreciation as well as to stem the pace of price increases for housing. This has created significant uncertainty in the sector and as a result, property companies are trading at discounts to NAV that are as high as 50%. The office sector in the major cities of Beijing and Shanghai has improved sharply over the past 12 months with rents rising 13-16% and vacancy rates that had reached the 25% level falling to mid-teens. As the government is not concerned about rental growth in the commercial property sector, we would expect more development activity will emerge as conditions continue to improve. Retail property remains our primary target market in China as the lack of space, rising demand and availability of financing make this sector the most attractive. In Hong Kong the government announced measures aimed at reducing demand for housing, but given the current negative real interest rates and high employment and income that most HK residents enjoy, they are swimming against the tide. However, vacancy rates in the most marginal of locations have declined, putting more upward pressure on better quality locations during the quarter. Rental rates rose over 30% in 2010 and are expected to increase at least 20% in 2011. In Singapore GDP growth was a surprising 14.7%, prompting measures to be introduced by the government to slow home property price increases. The Singapore office market continues to improve as increased tenant activity is driving rates steadily higher — up 10% during the fourth quarter over the previous quarter and up 22% over last year. These rental rate increases have occurred despite the surge in new developments which will begin to deliver over the next 3-4 years. Investor demand for Singapore real estate was especially strong in 2010, rising 600% over the previous year. In Australia Despite the steady rise in interest rates by the RBA (up 100 bps in 2010 to 4.75%), unemployment fell during the fourth quarter to 5.0%, down from its most recent peak of 5.8% in mid-2009. As in other markets throughout the region, property prices have risen ahead of the share prices for the Australian REITs, which are now trading at discounts to NAV of 10-20% and dividend yields as high as 8% in the case of the largest REIT.

The market turbulence of the past 12 months is expected to carry over into 2011 as the major macro-economic and political issues that have affected investor and consumer sentiment have not been resolved. Negative real interest rates in many markets in Asia have driven economic growth and consumption to inflation-provoking levels, and Central Bankers stand ready to raise interest rates to limit the spread of inflation. Consequently, growth rates in emerging Asian markets like India, Indonesia and the Philippines could be held back by rising costs of capital. The European governments are attempting to repair their balance sheets with reduced public spending, and this should also dampen the prospects for economic growth. However, the massive amounts of liquidity that have been amassed in the major Asian markets are beginning to flow into the developed markets, and this could help mitigate the costs of capital and lack of liquidity in Europe in particular. At the end of the year, Korean pension funds and Chinese banks were beginning to fill the void left by European banks, especially in the property sector. For the US market, we believe the internally generated growth drivers for most REIT property sectors will reach an inflection point in 2011 with annual “same store” operating income turning positive for the first time since 2008. Overall, we expect cash flow growth will be enhanced by the attractive financings. The events of the past 12 months have had a widely varying impact on the global property sector, most of which have been favorable. While property remains a popular asset class for investors seeking current income and an inflation hedge, the surfeit of bad loans in many bank portfolios around the world makes it one of the least favorable asset classes for lenders and the governments that guaranteed such loans. As a result, lenders are unwilling to finance speculative development and have tightened lending restrictions for all borrowers — real estate lenders simply do not want any more exposure to the sector. Since most markets around the world are in supply/demand equilibrium, even modest global growth will result in pressure on rental rates. This explains the recent surge in demand for commercial property globally. In Asia more restrictive government policies are causing property stocks to trade at discounts to NAV of as much as 50%. In Europe and the US property stocks are moving ahead of expected improvements in the underlying real estate.

We are encouraged by the attractive property company valuations and even more excited about the property sector’s prospects for recovery given the diminishing available supply in many of our key markets. Though we do expect interest rates

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund (continued)

December 31, 2010
(unaudited)

to rise over the next several quarters in many markets, rising interest rates will be less consequential to share price development than the rapidly improving supply/demand fundamentals as has already been demonstrated in the London office market. It is also clear that share price performance in the property sector will be much more dependent than ever on stock selection as the general recovery in the markets since the Lehman debacle has already occurred.

We thank you for the trust you have placed in us.

Sincerely,

Richard J. Adler
Managing Director

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund — Institutional Shares

December 31, 2010
(unaudited)

Comparison of Changes in the Value of a $1,000,000 Investment in E.I.I. Global Property Fund and the FTSE EPRA / NAREIT Developed Index From Inception (February 1, 2007) through December 31, 2010

Note:	(1)	FTSE EPRA / NAREIT Developed Index in USD
An Index is unmanaged and does not take into account charges, fees, taxes and other expenses.

	Returns for the Periods Ended
	December 31, 2010
		Average Annual Total Return
	Six**	One	Since
	Month	Year	Inception*

E.I.I. Global Property Fund	23.77%	17.65%	-5.99%
FTSE EPRA / NAREIT Developed Index(1)	25.73%	20.40%	-6.65%

*	Inception date was February 1, 2007.
**	Due to recent market conditions, the Fund has experienced relatively high performance which may not be sustainable or repeated in the future.
(1)	FTSE EPRA / NAREIT Developed Index in USD.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund’s performance takes into account all applicable fees and expenses but does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or the redemption of Fund shares. The Fund’s return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as “non-diversified” because it may devote a larger portion of its assets to single issues than a “diversified” fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.
The Fund’s gross expense ratio is 1.06% as stated in the current prospectus.
The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

E.I.I. REALTY SECURITIES TRUST

As of December 31, 2010
(unaudited)

E.I.I. Realty Securities Fund

Sectors[1]

Apartments	17.72%
Regional Malls	14.22%
Healthcare	13.21%
Office Property	13.13%
Hotels & Lodging	11.24%
Diversified	9.49%
Shopping Centers	8.51%
Self Storage	5.91%
Industrials	5.09%
Short-Term Investment	1.61%

Subtotal	100.13%
Liabilities In Excess of Other Assets	-0.13%

Total	100.00%

E.I.I. International Property Fund

Countries[1]

Hong Kong	26.41%
Japan	17.12%
Singapore	14.69%
United Kingdom	9.64%
France	8.95%
United States	6.46%
Australia	4.05%
Spain	3.21%
Malaysia	2.32%
Thailand	1.92%
China	1.78%
Italy	1.49%
Germany	1.28%
Sweden	1.08%

Subtotal	100.40%
Liabilities In Excess of Other Assets	-0.40%

Total	100.00%

E.I.I. Global Property Fund

Countries[1]

United States	45.09%
Hong Kong	15.97%
Japan	9.12%
Singapore	8.42%
France	6.20%
United Kingdom	5.64%
Australia	3.06%
Spain	1.96%
Thailand	1.74%
China	1.11%
Italy	0.59%
Sweden	0.46%
Germany	0.44%

Subtotal	99.80%
Other Assets In Excess Of Liabilities	0.20%

Total	100.00%

[1]	As a percentage of net assets as of December 31, 2010. Holdings are subject to change.

E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled “Actual Fund Return,” provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled “Expenses Paid During Period” to estimate the expenses incurred on your account during this period.

The line entitled “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses

	For the Period July 1, 2010 to December 31, 2010
Expense Table
	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	7/1/2010	12/31/2010	Period*	Ratio

E.I.I. Reality Securities Fund
Actual Fund Return	$1,000,000.00	$1,204,600.00	$4,445.44	0.80%
Hypothetical 5% Return	$1,000,000.00	$1,021,172.60	$4,075.57	0.80%

E.I.I. International Property Fund
Actual Fund Return	$1,000,000.00	$1,301,600.00	$5,801.29	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,020,164.38	$5,091.92	1.00%

E.I.I. Global Property Fund
Actual Fund Return	$1,000,000.00	$1,237,700.00	$5,640.23	1.00%
Hypothetical 5% Return	$1,000,000.00	$1,020,164.38	$5,091.92	1.00%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days) or applicable period, then divided by 365 days.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments

December 31, 2010
(unaudited)

	Shares	Value
COMMON STOCKS – 3.88%

Hotels & Lodging – 3.88%
Hyatt Hotels Corp., Class A *	7,500	$343,200
Starwood Hotels & Resorts Worldwide, Inc.	3,500	212,730

Total Hotels & Lodging (Cost $505,159)		555,930

Total Common Stocks (Cost $505,159)		555,930

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 94.64%

Apartments – 17.72%
American Campus Communities, Inc.	13,100	416,056
AvalonBay Communities, Inc.	5,400	607,770
BRE Properties, Inc., Class A	10,900	474,150
Equity Residential	12,600	654,570
Essex Property Trust, Inc.	3,400	388,348

Total Apartments (Cost $1,751,648)		2,540,894

Diversified – 9.49%
Digital Realty Trust, Inc.	9,300	479,323
Vornado Realty Trust	10,588	882,298

Total Diversified (Cost $720,547)		1,361,621

Healthcare – 13.21%
HCP, Inc.	20,700	761,553
Nationwide Health Properties, Inc.	14,450	525,691
Senior Housing Properties Trust	3,800	83,372
Ventas, Inc.	10,000	524,800

Total Healthcare (Cost $1,192,303)		1,895,416

Hotels & Lodging – 7.36%
Host Hotels & Resorts, Inc.	35,992	643,177
LaSalle Hotel Properties	15,600	411,840

Total Hotels & Lodging (Cost $630,235)		1,055,017

Industrials – 5.09%
AMB Property Corp.	18,400	583,464
ProLogis	10,200	147,288

Total Industrials (Cost $542,067)		730,752

Office Property – 13.13%
Alexandria Real Estate Equities, Inc.	3,000	219,780
BioMed Realty Trust, Inc.	10,900	203,285
Boston Properties, Inc.	9,800	843,780

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Schedule of Investments (continued)

December 31, 2010
(unaudited)

	Shares	Value
REITs (Continued)
Office Property (Continued)
Douglas Emmett, Inc.	12,900	$214,140
Mack-Cali Realty Corp.	3,000	99,180
SL Green Realty Corp.	4,500	303,795

Total Office Property (Cost $1,385,197)		1,883,960

Regional Malls – 14.22%
Macerich Co. (The)	7,700	364,749
Simon Property Group, Inc.	13,631	1,356,148
Taubman Centers, Inc.	6,300	318,024

Total Regional Malls (Cost $886,143)		2,038,921

Self Storage – 5.91%
Public Storage, Inc.	8,353	847,161

Total Self Storage (Cost $221,807)		847,161

Shopping Centers – 8.51%
Federal Realty Investment Trust	4,600	358,478
Kimco Realty Corp.	27,200	490,688
Urstadt Biddle Properties, Class A	5,200	101,140
Weingarten Realty Investors	11,400	270,864

Total Shopping Centers (Cost $951,783)		1,221,170

Total United States REITs (Cost $8,281,730)		13,574,912

SHORT TERM INVESTMENT (UNITED STATES) – 1.61%
BlackRock Liquidity Funds Treasury Trust Fund	230,312	230,312

Total Short Term Investment (United States) (Cost $230,312)		230,312

Total Investments – 100.13% (Cost $9,017,201)		14,361,154
Liabilities In Excess Of Other Assets – (0.13%)		(18,232)

Net Assets – 100.00%		$14,342,922

*	Denotes non-income producing security.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments

December 31, 2010
(unaudited)

	Shares	Value
COMMON STOCKS – 93.94%

Australia – 4.05%
GPT Group	3,430,280	$10,337,673
Stockland	3,799,940	14,022,490

Total Austrailia (Cost $23,443,904)		24,360,163

China – 1.78%
Guangzhou R&F Properties Co., Ltd.	7,500,000	10,728,551

Total China (Cost $16,228,013)		10,728,551

France – 8.95%
ICADE	80,222	8,216,887
Klepierre	364,450	13,198,545
Unibail-Rodamco SE	163,617	32,485,902

Total France (Cost $53,375,244)		53,901,334

Germany – 1.28%
DIC Asset AG	686,330	7,678,985

Total Germany (Cost $18,271,649)		7,678,985

Hong Kong – 26.41%
China Overseas Land & Investment, Ltd.	11,774,256	21,780,477
Hang Lung Properties, Ltd.	6,306,300	29,488,594
Hysan Development Co., Ltd.	7,476,671	35,201,760
Kerry Properties, Ltd.	4,766,025	24,830,551
Lifestyle International Holdings, Ltd.	11,167,700	27,496,707
Shangri-La Asia, Ltd.	7,461,685	20,253,234

Total Hong Kong (Cost $106,806,125)		159,051,323

Italy – 1.49%
Immobiliare Grande Distribuzione	4,594,862	8,981,250

Total Italy (Cost $15,540,213)		8,981,250

Japan – 17.12%
AEON Mall Co., Ltd.	1,015,540	27,296,433
Daiwa House Industry Co., Ltd.	1,699,000	20,906,257
Mitsubishi Estate Co., Ltd.	1,130,000	20,982,430
Mitsui Fudosan Co., Ltd.	1,420,800	28,361,694
Tokyu Land Corp.	1,105,000	5,558,720

Total Japan (Cost $112,184,467)		103,105,534

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2010
(unaudited)

	Shares	Value
COMMON STOCKS (Continued)

Malaysia – 2.32%
SP Setia Berhad	7,235,000	$13,960,840

Total Malaysia (Cost $12,010,299)		13,960,840

Singapore – 14.69%
Capitaland, Ltd.	7,269,600	21,053,211
City Developments, Ltd.	2,275,100	22,306,121
Hongkong Land Holdings, Ltd.	4,235,000	30,576,700
Wing Tai Holdings, Ltd.	11,024,960	14,544,461

Total Singapore (Cost $77,161,787)		88,480,493

Spain – 3.21%
Sol Melia, SA	2,072,154	19,320,200

Total Spain (Cost $31,421,983)		19,320,200

Sweden – 1.08%
Castellum AB	479,413	6,528,520

Total Sweden (Cost $3,905,151)		6,528,520

Thailand – 1.92%
Central Pattana Public Co., Ltd. NVDR	12,025,336	10,671,015
Central Pattana Public Co., Ltd.	1,014,464	900,213

Total Thailand (Cost $9,236,300)		11,571,228

United Kingdom – 9.64%
Derwent London plc	734,460	17,950,122
Great Portland Estates plc	2,292,761	12,951,547
Hammerson plc	550,000	3,592,554
Land Securities Group plc	1,817,600	19,180,263
Shaftesbury plc *	622,103	4,363,517

Total United Kingdom (Cost $55,860,776)		58,038,003

Total Common Stocks (Cost $535,445,911)		565,706,424

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Schedule of Investments (continued)

December 31, 2010
(unaudited)

	Shares	Value

SHORT TERM INVESTMENT (UNITED STATES) – 6.46%
BlackRock Liquidity Funds Treasury Trust Fund	38,886,581	$38,886,581

Total Short Term Investment (United States) (Cost $38,886,581)		38,886,581

Total Investments – 100.40% (Cost $574,332,492)		604,593,005
Other Assets In Excess Of Liabilities – (0.40%)		(2,437,488)

Net Assets – 100.00%		$602,155,517

*	Denotes non-income producing security.
NVDR	Non-Voting Depositary Receipt

	% of Net
Sector Diversification	Assets	Value
Common Stocks:
Real Estate	75.63%	$455,423,905
Consumer Cyclicals	18.31%	110,282,519
Short-Term Investment	6.46%	38,886,581

Total Investments	100.40%	604,593,005
Liabilities In Excess Of Other Assets	(0.40)%	(2,437,488)

Net Assets	100.00%	$602,155,517

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments

December 31, 2010
(unaudited)

	Shares	Value
COMMON STOCKS – 56.00%

Australia – 3.06%
GPT Group	1,350,000	$4,068,431
Stockland	1,456,960	5,376,455

Total Austrailia (Cost $8,507,264)		9,444,886

China – 1.11%
Guangzhou R&F Properties Co., Ltd.	2,400,000	3,433,136

Total China (Cost $3,861,606)		3,433,136

France – 6.20%
ICADE	34,850	3,569,576
Klepierre	142,138	5,147,523
Unibail-Rodamco	52,650	10,453,576

Total France (Cost $18,482,075)		19,170,675

Germany – 0.44%
DIC Asset AG	120,378	1,346,846

Total Germany (Cost $3,402,129)		1,346,846

Hong Kong – 15.97%
China Overseas Land & Investment, Ltd.	3,705,168	6,853,964
Hang Lung Properties, Ltd.	1,849,900	8,650,231
Hysan Development Co., Ltd.	2,032,744	9,570,592
Kerry Properties, Ltd.	1,584,123	8,253,135
Lifestyle International Holdings, Ltd.	3,441,400	8,473,291
Shangri-La Asia, Ltd.	2,785,800	7,561,490

Total Hong Kong (Cost $38,399,401)		49,362,703

Italy – 0.59%
Immobiliare Grande Distribuzione	928,200	1,814,287

Total Italy (Cost $3,551,954)		1,814,287

Japan – 9.12%
AEON Mall Co., Ltd.	282,600	7,595,931
Daiwa House Industry Co., Ltd.	525,000	6,460,144
Mitsubishi Estate Co., Ltd.	358,500	6,656,815
Mitsui Fudosan Co., Ltd.	375,000	7,485,667

Total Japan (Cost $27,457,656)		28,198,557

Singapore – 8.42%
Capitaland, Ltd.	2,281,050	6,606,062

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2010
(unaudited)

	Shares	Value
COMMON STOCKS (Continued)
Singapore (Continued)
City Developments, Ltd.	693,300	$6,797,430
Hongkong Land Holdings, Ltd.	1,340,000	9,674,800
Wing Tai Holdings, Ltd.	2,250,000	2,968,268

Total Singapore (Cost $21,173,910)		26,046,560

Spain – 1.96%
Sol Melia, SA	650,000	6,060,423

Total Spain (Cost $6,907,357)		6,060,423

Sweden – 0.46%
Castellum AB	103,600	1,410,798

Total Sweden (Cost $843,879)		1,410,798

Thailand – 1.74%
Central Pattana Public Co., Ltd. NVDR	6,072,100	5,388,246

Total Thailand (Cost $4,933,811)		5,388,246

United Kingdom – 5.64%
Derwent London plc	270,000	6,598,770
Great Portland Estates plc	628,909	3,552,636
Land Securities Group plc	450,000	4,748,635
Shaftesbury plc *	363,800	2,551,744

Total United Kingdom (Cost $14,216,353)		17,451,785

United States – 1.29%
Starwood Hotels & Resorts Worldwide, Inc.	65,800	3,999,324

Total United States (Cost $3,943,272)		3,999,324

Total Common Stocks (Cost $155,680,667)		173,128,226

REAL ESTATE INVESTMENT TRUSTS (“REITS”) – 40.21%

United States – 40.21%
AMB Property Corp.	137,600	4,363,296
American Campus Communities, Inc.	147,200	4,675,072
AvalonBay Communities, Inc.	47,900	5,391,145
Boston Properties, Inc.	137,400	11,830,140
Digital Realty Trust, Inc.	78,200	4,030,428
Douglas Emmett, Inc.	252,500	4,191,500
Essex Property Trust, Inc.	70,000	7,995,400
Federal Realty Investment Trust	93,300	7,270,869
HCP, Inc.	180,800	6,651,632

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Schedule of Investments (continued)

December 31, 2010
(unaudited)

	Shares	Value
REITs (Continued)
United States (Continued)
Host Hotels & Resorts, Inc.	591,329	$10,567,049
Nationwide Health Properties, Inc.	110,800	4,030,904
ProLogis	107,300	1,549,412
Public Storage, Inc.	91,800	9,310,356
Simon Property Group, Inc.	154,057	15,327,131
SL Green Realty Corp.	73,700	4,975,487
Taubman Centers, Inc.	85,295	4,305,692
Ventas, Inc.	137,900	7,236,992
Vornado Realty Trust	127,510	10,625,407

Total United States (Cost $99,491,098)		124,327,912

Total United States REITs (Cost $99,491,098)		124,327,912

SHORT TERM INVESTMENT (UNITED STATES) – 3.59%
BlackRock Liquidity Funds Treasury Trust Fund	11,089,486	11,089,486

Total Short Term Investment (United States) (Cost $11,089,486)		11,089,486

Total Investments – 99.80% (Cost $266,261,251)		308,545,624
Other Assets In Excess Of Liabilities – 0.20%		607,739

Total Net Assets – 100.00%		$309,153,363

*	Denotes non-income producing security.
NVDR	Non-Voting Depositary Receipt

	% of Net
Sector Diversification	Assets	Value
Common Stocks:
Real Estate	83.48%	$258,104,036
Consumer Cyclicals	12.73%	39,352,102
Short-Term Investment	3.59%	11,089,486

Total Investments	99.80%	308,545,624
Other Assets In Excess Of Liabilities	0.20%	607,739

Net Assets	100.00%	$309,153,363

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Assets and Liabilities

December 31, 2010
(unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund

ASSETS:
Investments at value (Cost $9,017,201, $574,332,492 and $266,261,251)	$14,361,154	$604,593,005	$308,545,624
Dividends receivable	42,861	691,790	603,580
Interest receivable	8	733	252
Receivable for investment securities sold	88,928	—	—
Receivable for fund shares sold	—	2,446,265	331,458
Tax reclaim receivables	—	228,552	32,267
Prepaid Expenses	4,366	46,694	32,713

Total Assets	14,497,317	608,007,039	309,545,894

LIABILITIES:
Payable for investment securities purchased	125,765	—	—
Payable for fund shares redeemed	—	5,141,305	90,286
Investment advisor fees payable	3,826	355,393	185,769
Administration fees payable	2,480	75,333	39,013
Transfer agent fees payable	—	14,392	6,172
Audit and tax fees payable	19,695	29,172	20,234
Legal fees payable	418	14,482	5,986
Fees payable to custodian	963	15,443	4,565
Trustee fees payable	306	10,256	3,995
Accrued expenses and other payables	942	195,746	36,511

Total Liabilities	154,395	5,851,522	392,531

NET ASSETS	$14,342,922	$602,155,517	$309,153,363

NET ASSETS consist of:
Par value	36,201	332,541	209,669
Paid-in capital	14,818,193	833,183,326	325,415,930
Accumulated undistributed/overdistributed net investment income	(13,478)	(2,437,153)	(902,515)
Accumulated net realized loss on investment transactions and foreign currency transactions	(5,841,947)	(259,187,895)	(57,856,737)
Net unrealized appreciation on foreign currency	—	4,185	2,643
Net unrealized appreciation on investment securities	5,343,953	30,260,513	42,284,373

NET ASSETS	$14,342,922	$602,155,517	$309,153,363

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares Outstanding	3,620,117	33,254,050	20,966,949

NET ASSET VALUE, offering and redemption price per share*
Institutional Class Share	$3.96	$18.11	$14.74

*	The E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund (the “Fund”, collectively the “Funds”) have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Operations

For the Six Months Ended December 31, 2010
(unaudited)

	E.I.I. Realty	E.I.I.	E.I.I.
	Securities	International	Global
	Fund	Property Fund	Property Fund

INVESTMENT INCOME:
Dividends (less foreign taxes withheld $355, $232,063 and $68,799)	$182,583	$8,566,216	$4,039,882
Interest	16	1,831	751

Total Investment Income	182,599	8,568,047	4,040,633

EXPENSES:
Investment advisory fees (see note C)	57,193	2,019,719	1,023,469
Administration fees	11,439	403,944	204,694
Trustees fees and expenses	452	13,892	7,408
Transfer agent fees	5,240	74,382	29,676
Legal fees	1,298	42,396	23,243
Audit and tax fees	15,696	25,122	16,283
Custodian fees	6,684	90,925	43,529
Registration and filing fees	5,905	28,885	13,870
Miscellaneous expenses	7,325	76,673	31,568

Total Expenses	111,232	2,775,938	1,393,740
Less: expenses waived / reimbursed by advisor	(50,227)	(82,979)	(29,115)

Net Expenses	61,005	2,692,959	1,364,625

Net investment income	121,594	5,875,088	2,676,008

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investment transactions	934,641	(7,236,371)	493,126
Net realized gain (loss) on foreign currency transactions	—	(117,417)	(12,978)
Net change in unrealized appreciation on investment securities*	1,682,794	134,638,531	50,941,984
Net change in unrealized depreciation on foreign currency transactions	—	169,067	20,571

	2,617,435	127,453,810	51,442,703

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,739,029	$133,328,898	$54,118,711

*	Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property and E.I.I. Global Property Funds are net of decrease in deferred foreign capital gains tax of ($167,091) and ($36,210), respectively, on certain appreciation securities.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Realty Securities Fund
	Six Months Ended
	December 31, 2010	Year Ended
	(unaudited)	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$121,594	$368,998
Net realized gain (loss) on investments sold	934,641	(850,035)
Net change in unrealized appreciation on investment securities	1,682,794	6,606,215

Net increase in net assets resulting from operations	2,739,029	6,125,178

Distributions From:
Net investment income	(230,238)	(365,463)

Total Distributions	(230,238)	(365,463)

Capital Share Transactions — Institutional Class:
Shares issued	60,000	3,474,861
Shares reinvested	143,853	170,527
Shares redeemed	(1,952,956)	(9,282,588)
Redemption fees	1,410	—

Net decrease from capital share transactions	(1,747,693)	(5,637,200)

Total increase in net assets	761,098	122,515

NET ASSETS
Beginning of Year	13,581,824	13,459,309

End of Period	$14,342,922	$13,581,824

Shares Issued and Redeemed — Institutional Class:
Shares issued	16,394	1,194,398
Shares reinvested	39,151	56,354
Shares redeemed	(498,273)	(3,142,628)

	(442,728)	(1,891,876)

Accumulated Undistributed (Overdistributed) Net Investment Income (Loss)	$(13,478)	$95,166

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. International Property Fund
	Six Months Ended
	December 31, 2010	Year Ended
	(unaudited)	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,875,088	$7,616,456
Net realized loss on investments sold	(7,236,371)	(46,065,479)
Net realized loss on foreign currency transactions	(117,417)	(195,111)
Net change in unrealized appreciation on investment securities	134,638,531	75,610,468
Translation of assets and liabilities in foreign currencies	169,067	(131,826)

Net increase in net assets resulting from operations	133,328,898	36,834,508

Distributions From:
Net investment income	(12,196,659)	(8,286,269)

Total Distributions	(12,196,659)	(8,286,269)

Capital Share Transactions — Institutional Class:
Shares issued	72,178,546	127,917,802
Shares reinvested	8,316,662	5,891,114
Shares redeemed	(46,616,192)	(175,408,135)
Redemption fees	4,965	19,400

Net Increase (decrease) from capital share transactions	33,883,981	(41,579,819)

Total increase in net assets	155,016,220	(13,031,580)

NET ASSETS
Beginning of Year	447,139,297	460,170,877

End of Period	$602,155,517	$447,139,297

Shares Issued and Redeemed — Institutional Class:
Shares issued	4,082,135	8,431,464
Shares reinvested	461,524	378,120
Shares redeemed	(2,770,689)	(11,776,352)

	1,772,970	(2,966,768)

Accumulated Undistributed (Overdistributed) Net Investment Income (Loss)	$(2,437,153)	$3,884,418

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Statements of Changes in Net Assets

	E.I.I. Global Property Fund
	Six Months Ended
	December 31, 2010	Year Ended
	(unaudited)	June 30, 2010

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,676,008	$3,120,794
Net realized gain (loss) on investments sold	493,126	(5,455,589)
Net realized loss on foreign currency transactions	(12,978)	(54,314)
Net change in unrealized appreciation on investment securities	50,941,984	26,022,640
Translation of assets and liabilities in foreign currencies	20,571	(16,068)

Net increase in net assets resulting from operations	54,118,711	23,617,463

Distributions From:
Net investment income	(5,358,833)	(2,437,777)

Total Distributions	(5,358,833)	(2,437,777)

Capital Share Transactions — Institutional Class:
Shares issued	74,602,554	94,667,732
Shares reinvested	5,082,155	2,257,531
Shares redeemed	(22,559,158)	(22,813,845)
Redemption fees	353	1,200

Net increase from capital share transactions	57,125,904	74,112,618

Total increase in net assets	105,885,782	95,292,304

NET ASSETS
Beginning of Year	203,267,581	107,975,277

End of Period	$309,153,363	$203,267,581

Shares Issued and Redeemed — Institutional Class:
Shares issued	5,549,243	7,709,160
Shares reinvested	345,255	176,922
Shares redeemed	(1,702,810)	(1,850,272)

	4,191,688	6,035,810

Accumulated Undistributed (Overdistributed) Net Investment Income (Loss)	$(902,515)	$1,780,310

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months Ended
	December 31, 2010		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006

Net Asset Value, Beginning of Period	$3.34		$2.26	$4.04	$6.24	$10.85	$13.68

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.03		0.08	0.08	0.10	0.13	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.65		1.07	(1.76)	(0.70)	1.37	2.02

Total from Investment Operations	0.68		1.15	(0.68)	(0.60)	1.50	2.19

LESS DISTRIBUTIONS:
Net Investment Income	(0.06)		(0.07)	(0.09)	(0.09)	(0.12)	(0.24)
Net Realized Gains on Investments	—		—	(0.01)	(1.51)	(5.99)	(4.78)

Total Distributions	(0.06)		(0.07)	(0.10)	(1.60)	(6.11)	(5.02)

REDEMPTION FEES	—	(1)	—	—	—	—	—

Net Asset Value, End of Period	$3.96		$3.34	$2.26	$4.04	$6.24	$10.85

Total Return(2)	20.46	%(3)	51.56%	(42.14)%	(10.82)%	9.58%	20.54%

Net Assets, End of Period (thousands)	$14,343		$13,582	$13,459	$26,889	$28,146	$38,878
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	0.80	%(4)	0.80%	0.80%	0.84%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.46	%(4)	1.78%	1.61%	1.27%	1.26%	1.24%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.59	%(4)	2.52%	2.82%	1.84%	1.16%	1.37%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	0.94	%(4)	1.54%	2.01%	1.41%	0.90%	1.13%
Portfolio Turnover Rate	37	%(3)	110%	71%	132%	76%	44%

(1)	Amounts represent less than $0.005 per share.
(2)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(3)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(4)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. International Property Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months Ended
	December 31, 2010		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006

Net Asset Value, Beginning of Period	$14.20		$13.36	$16.79	$24.41	$17.65	$12.88

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.17		0.23 (1)	0.26	0.29	0.26 (1)	0.22 (1)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.11		0.86	(3.36)	(7.35)	7.21	4.78

Total from Investment Operations	4.28		1.09	(3.10)	(7.06)	7.47	5.00

LESS DISTRIBUTIONS:
Net Investment Income	(0.37)		(0.25)	(0.30)	(0.21)	(0.39)	(0.09)
Net Realized Gains on Investments	—		—	(0.03)	(0.35)	(0.32)	(0.14)

Total Distributions	(0.37)		(0.25)	(0.33)	(0.56)	(0.71)	(0.23)

REDEMPTION FEES(2)	—		—	—	—	—	—

Net Asset Value, End of Period	$18.11		$14.20	$13.36	$16.79	$24.41	$17.65

Total Return(3)	30.16	%(4)	7.96%	(17.99)%	(29.39)%	42.61%	39.14%

Net Assets, End of Period (thousands)	$602,156		$447,139	$460,171	$704,872	$567,638	$156,032
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	%(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.03	%(5)	1.05%	1.05%	1.01%	1.12%	1.23%
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	2.18	%(5)	1.49%	1.78%	1.56%	1.12%	1.39%
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	2.15	%(5)	1.44%	1.73%	1.55%	1.00%	1.16%
Portfolio Turnover Rate	6	%(4)	8%	21%	11%	20%	14%

(1)	Per share numbers have been calculated using the average share method.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

E.I.I. Global Property Fund

Financial Highlights
For an Institutional Class Share Outstanding Throughout Each Period.

	Six Months Ended
	December 31, 2010		Year Ended	Year Ended	Year Ended	Period Ended
	(unaudited)		June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007(1)

Net Asset Value, Beginning of Period	$12.12		$10.05	$14.01	$19.22	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income	0.11		0.19	0.22	0.18	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	2.77		2.07	(4.00)	(5.22)	(0.87)

Total from Investment Operations	2.88		2.26	(3.78)	(5.04)	(0.78)

LESS DISTRIBUTIONS:
Net Investment Income	(0.26)		(0.19)	(0.18)	(0.16)	—
Net Realized Gains on Investments	—		—	—	(0.01)	—

Total Distributions	(0.26)		(0.19)	(0.18)	(0.17)	—

REDEMPTION FEES(2)	—		—	—	—	—

Net Asset Value, End of Period	$14.74		$12.12	$10.05	$14.01	$19.22

Total Return(3)	23.77	%(4)	22.36%	(26.75)%	(26.34)%	(3.90	)%(4)

Net Assets, End of Period (thousands)	$309,153		$203,268	$107,975	$144,968	$71,244
Ratio of Expenses to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.00	%(5)	1.00%	1.00%	1.00%	1.00	%(5)
Ratio of Expenses to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.02	%(5)	1.06%	1.12%	1.05%	1.57	%(5)
Ratio of Net Investment Income to Average Net Assets (Including effects of waivers and reimbursement of expenses)	1.96	%(5)	1.87%	2.35%	1.60%	1.74	%(5)
Ratio of Net Investment Income to Average Net Assets (Excluding waivers and reimbursement of expenses)	1.94	%(5)	1.81%	2.23%	1.55%	1.17	%(5)
Portfolio Turnover Rate	4	%(4)	19%	39%	18%	8	%(4)

(1)	The Fund commened operation on February 1, 2007.
(2)	Amounts represent less than $0.005 per share.
(3)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(4)	Total return and portfolio turnover rate are not annualized for periods less than one year.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements

December 31, 2010
(unaudited)

A. Organization:

E.I.I. Realty Securities Trust (the “Trust”) was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a “Fund” or collectively as the “Funds”.

Fund Shares

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of December 31, 2010, the Adviser and Investor classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Such policies are consistently followed by the Funds in preparation of their financial statements.

Use of Estimates: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds’ portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds’ portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate components of distributions from REITs. Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Security Valuation: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust’s Price Valuation Committee under procedures adopted by the Trust’s Board of Trustees.

Most foreign markets close before the close of trading on the New York Stock Exchange (“NYSE”). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund’s share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust’s Price Valuation Committee, established by the Trust’s Board of Directors.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2010
(unaudited)

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

Fair Value Measurements: The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management’s own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. REALTY SECURITIES FUND	December 31, 2010	Price	Input	Input
Investments in Securities*	$14,361,154	$14,361,154	$—	$—

Total	$14,361,154	$14,361,154	$—	$—

*	See Schedule of Investment for industry sector breakouts.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. INTERNATIONAL PROPERTY FUND	December 31, 2010	Price	Input	Input
Investments in Securities*	$604,593,005	$604,593,005	$—	$—

Total	$604,593,005	$604,593,005	$—	$—

*	See Schedule of Investments for geographic and sector breakouts.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2010
(unaudited)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
E.I.I. GLOBAL PROPERTY FUND	December 31, 2010	Price	Input	Input
Investments in Securities*	$308,545,624	$308,545,624	$—	$—

Total	$308,545,624	$308,545,624	$—	$—

*	See Schedule of Investments for geographic and sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value heirarchy are recognized as of the beginning of the reporting period. There were no transfers between any of the levels during the six months ended December 31, 2010. Additionally, there were no level 3 investments held during the period.

Foreign Currency Translation: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the translation date.

The Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

Foreign Income Taxes: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statement of Operations.

Security Transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

Income Recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex-date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2010
(unaudited)

Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes: The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

New Accounting Pronouncement: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in the Funds’ financial statement disclosures.

Foreign Issuer Risk: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

Currency Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

Indemnifications: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these indeminfication provisions and expects risk or loss thereunder to be remote.

C. Investment Advisory and Administrative Services:

Investment Advisory Fee

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the “Adviser” or “E.I.I.”) for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds’ average daily net assets.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2010
(unaudited)

Administration Fee

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds’ average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with BNY Mellon Investment Servicing (US Inc.) (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc., under which E.I.I. pays BNY Mellon to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, BNY Mellon provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust’s arrangements with its custodian and assistance in the preparation of the Trust’s registration statements under federal and state laws.

Transfer Agent Fee

BNY Mellon also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

Custody Fee

PFPC Trust Company, a member of BNY Mellon, serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust. Effective July 1, 2011 PFPC Trust Company will be renamed BNY Mellon Investment Servicing Trust Company.

Trustees Fee

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets. The aggregate renumeration paid to the Trustees by the Funds during the six months ended December 31, 2010 was $26,000.

Distributor

BNY Mellon Distributors Inc. serves as the distributor of the Funds’ shares. Any distribution fees incurred by the Funds is paid by the Adviser.

Expense Limits and Fee Waiver

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the Six Months Ended December 31, 2010 and the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the funds’ respective expense limitation, is as follows:

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2010
(unaudited)

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Six month ended December 31, 2010	50,227	82,979	29,115
Fiscal Year ended 2010	143,446	273,548	103,171
Fiscal Year ended 2009	140,168	210,039	130,210
Fiscal Year ended 2008	143,880	45,436	62,586

Total	$477,721	$612,002	$325,082

D. Investment Transactions:

For the Six Months Ended December 31, 2010, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Purchases	$5,492,375	$36,175,037	$62,820,007
Sales	7,314,913	31,668,269	9,006,818

E. Components of Distributable Earnings:

As of June 30, 2010, the components of accumulated earnings on a tax basis were as follows:

	E.I.I. Realty	E.I.I. International	E.I.I. Global
	Securities Fund	Property Fund	Property Fund
Undistributed ordinary income	$95,166	$4,576,634	$2,009,346
Unrealized appreciation (depreciation)*	3,028,678	(111,492,879)	(11,088,556)

Total accumulated earnings	$3,123,844	$(106,916,245)	$(9,079,210)

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the capital loss carryforwards available to offset possible future gains are as follows:

	Capital Loss
Fund	Carryforwards	2016	2017	2018
E.I.I. Realty Securities Fund	$(6,144,107)	$—	$(1,487,175)	$(4,656,932)
E.I.I. International Property Fund	(233,404,310)	—	(70,118,336)	(163,285,974)
E.I.I. Global Property Fund	(55,275,180)	(979,402)	(13,418,669)	(40,877,109)

F. Post October loss:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2010, the post-October capital and foreign currency losses deferred are as follows:

	Post-October	Post-October
	Capital Loss	Foreign Currency
Fund	Deferral	Loss Deferral
E.I.I. Realty Securities Fund	$—	$—
E.I.I. International Property Fund	11,984,380	187,654
E.I.I. Global Property Fund	809,508	59,863

Such losses will be treated as arising on the first day of the fiscal year ended June 30 2011.

E.I.I. REALTY SECURITIES TRUST

Notes to the Financial Statements (continued)

December 31, 2010
(unaudited)

G. Tax Cost of Securities:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at December 31, 2010 for each Fund were as follows:

Fund	Cost	Appreciation	(Depreciation)	Net
E.I.I. Realty Securities Fund	$9,017,201	$5,343,953	$—	$5,343,953
E.I.I. International Property Fund	574,332,492	83,237,917	(52,977,404)	30,260,513
E.I.I. Global Property Fund	266,261,251	48,657,797	(6,373,424)	42,284,373

H. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through December 31, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

E.I.I. REALTY SECURITIES TRUST

Additional Information

December 31, 2010
(unaudited)

E.I.I. Realty Securities Trust Proxy Voting Guidelines

E.I.I. Realty Securities, Inc., the Funds’ Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC’s web site at www.sec.gov.

In addition, each Fund’s complete proxy voting record for the 12 months ended December 31, 2010 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC’s website at www.sec.gov.

E.I.I. Realty Securities Trust Quarterly Reporting of Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.govand may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser & Administrator

E.I.I. Realty Securities, Inc.
640 Fifth Avenue
8th Floor
New York, NY 10019
(800) 667-0794

Sub-Administrator

BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

Distributor

BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

Legal Counsel

Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Officers & Trustees

Richard J. Adler, President &
Chief Executive Officer
Kathleen Heineken, Secretary
Michael J. Meagher, Treasurer &
Chief Compliance Officer
Warren K. Greene, Independent
Chairman & Trustee
Joseph Gyourko, Independent Trustee
Juan M. Meyer, Independent Trustee
Christian A. Lange, Trustee

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	EII Realty Securities Trust

By (Signature and Title)*	/s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date February 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Adler

Richard J. Adler, Chief Executive Officer
(principal executive officer)

Date February 22, 2011

By (Signature and Title)*	/s/ Michael J. Meagher

Michael J. Meagher, Vice President and Treasurer
(principal financial officer)

Date February 17, 2011

*	Print the name and title of each signing officer under his or her signature.